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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 21, 2000

                             Cooper Industries, Inc.
            (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
                 (State or Other Jurisdiction of Incorporation)

               1-1175                                31-4156620
      (Commission File Number)              (IRS Employer Identification No.)


  600 Travis, Suite 5800, Houston, Texas               77002
 (Address of Principal Executive Offices)            (Zip Code)

                                  713/209-8400
              (Registrant's Telephone Number, Including Area Code)

         _____________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)
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Item 7.  Financial Statements and Exhibits.

         Exhibits
         --------
         99.1 Cooper Industries, Inc. (the "Company") "Sales Trends" to be posted on the Company's website.


Item 9.  Regulation FD Disclosure.

Posting of Quarterly Sales Trends

On December 21, 2000, the Company will post on its website the "Sales Trends" information attached hereto as Exhibit 99.1.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                COOPER INDUSTRIES, INC.
                                                (Registrant)

Date: December 21, 2000                         /s/ DIANE K. SCHUMACHER
                                                ------------------------------
                                                Diane K. Schumacher
                                                Senior Vice President, General
                                                Counsel and Secretary

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                                  EXHIBIT INDEX


Exhibit No.
-----------
99.1  Company "Sales Trends" to be posted on the Company's website.